UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

Tristar Acquisition I Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2870 Peachtree Road, NW Suite 509 Atlanta, GA 30305	30305
(Address of principal executive offices)	(Zip Code)

(412) 327-9294 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

As soon as practicable after this Registration Statement is declared effective.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	TRIS.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value	TRIS	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TRIS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into Material Definitive Agreements.

As previously disclosed in its Current Report on Form 8-K (the “IPO Closing 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2021, Tristar Acquisition I Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”) on October 13, 2021. Each Unit consists of one Class A ordinary share, $0.0001 par value (“Class A Ordinary Share”), and one half (1/2) of one warrant to purchase one Class A Ordinary Share (“Public Warrant”). Each whole Public Warrant is exercisable for one Class A Ordinary Share at a price of $11.50 per full share. The Units were sold at an offering price of $10.00 per Unit, and the IPO generated aggregate gross proceeds of $200,000,000. In connection with the IPO, the underwriters were granted an option to purchase up to an additional 3,000,000 additional Units (“Over-Allotment Units,” and the option, the “Over-Allotment Option”) solely to cover over-allotments, if any, at an offering price of $10.00 per Over-Allotment Unit. On November 3, 2021, the underwriters exercised their Over-Allotment Option and purchased 3,000,000 Over-Allotment Units, generating gross proceeds of $30,000,000.

As also previously disclosed in the IPO Closing 8-K, simultaneously with the closing of the IPO and the sale of the Units, the Company consummated a private placement (“Private Placement”) of an aggregate of 6,775,000 warrants (the “Private Placement Warrants”), at a price of $1.00 per Private Placement Warrant, pursuant to a Private Placement Warrant Purchase Agreement (the “Private Placement Warrant Purchase Agreement”) among the Company and Tristar Holdings I LLC, a Cayman Islands limited liability company (“Sponsor”),. The Private Placement generated aggregate gross proceeds of $6,775,000. The Private Placement Warrants are substantially similar to the warrants included in the Units, except for certain differences which are more fully described in the IPO Closing 8-K and in the Company’s initial registration statement on Form S-1, as amended (File No. 333-255009) and declared effective by the SEC on October 13, 2021 (the “Initial Registration Statement”). The Private Placement Warrant Purchase Agreement, provided for a second closing (the “Second Closing”) of the Private Placement if the underwriters exercised their option to purchase the Over-Allotment Units, which closing would take place concurrently with the closing of the sale of the Over-Allotment Units. Accordingly, on November 3, 2018, the Second Closing was consummated, resulting in the purchase of 570,000 additional Private Placement Warrants by the Sponsor at a purchase price of $1.00 per Private Placement Warrant.

Item 3.02	Unregistered Sales of Equity Securities.

Simultaneously with the exercise of the Over-Allotment Option (as described in detail below), the Company completed the private sale of an additional 570,000 Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to the Sponsor, generating gross proceeds to the Company of $570,000. The Private Placement Warrants are identical to the warrants included in the Units sold in the IPO, except that the Private Placement Warrants: (i) will not be redeemable by the Company and (ii) may be exercised for cash or on a cashless basis, as described in this prospectus, so long as they are held by the underwriters or any of their respective permitted transferees, and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until thirty (30) days following the consummation of the Company’s initial business combination. If the Private Placement Warrants are held by holders other than the Sponsor or any of its permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Public Warrants. The material terms of the Private Placement Warrant Purchase Agreement are set forth in the Initial Registration Statement and incorporated by reference herein.

Item 8.01	Other Events.

A total of $232,300,000, comprised of $224,625,000 of the net proceeds from the IPO (including $30,000,000 of the proceeds from the sale of the Over-Allotment Units), $7,345,000 of the proceeds of the sale of the Private Placement Warrants (including $570,000 from the sale of the Private Placement Warrants at the Second Closing), and $330,000 of additional funds have been placed in a U.S.-based trust account at J.P. Morgan Chase Bank (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of October 18, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement (excluding the proceeds from the sale of the Over-Allotment Units and the Private Placement Warrants sold at the Second Closing) was previously filed by the Company in a Current Report on Form 8-K filed with the SEC on October 19, 2021. The Company’s unaudited pro forma balance sheet as of November 3, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the sale on November 3, 2021 of the additional Private Placement Warrants at the Second Closing, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Pro forma unaudited Balance Sheet of Tristar Acquisition I Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

By:	/s/ William M. Mounger II
Name:	William M. Mounger II
Title:	Chief Executive Officer (Principal Executive Officer)

Date: November 8, 2021